UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 21, 2004

MAXCO, INC.

(Exact name of registrant as specified in its charter)

Michigan	0-2762	38-1792842

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1118 Centennial Way, Lansing, Michigan	48917

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(517) 321-3130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective October 21, 2004, the following individuals resigned from the Board of Directors of Maxco, Inc. to allow the Company to be in compliance with NASDAQ marketplace rules:

     Eric L. Cross, Richard G. Johns, Vincent Shunsky, and Charles J. Drake.

As a result of these resignations, the Board of Directors of Maxco, Inc. is composed of a majority of independent directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxco, Inc. (Registrant)

Date: October 26, 2004

/S/ Vincent Shunsky (Signature)

Vincent Shunsky Chief Financial Officer